Exhibit 99.1

Exhibit 99.1

Investor Presentation

August 2005

Forward-Looking Statements

This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events or circumstances.

Non-GAAP Financial Information

This presentation includes certain “non-GAAP financial measures”, including pro forma net income per share. Information relating to these non-GAAP financial measures, including a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the differences between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP, are included at the end of this presentation.

Industry & Business Overview

Thomas Bryant

President

Business Review

Leading producer of premium mattresses and pillows

Proprietary formula and manufacturing process

#1 visco-elastic market share

Global sales under the “TEMPUR™” and “Tempur-Pedic ™” trademarks

43.4% CAGR in the four years ending December 31, 2004

Sales in 60 countries through 4 diverse channels

Premium segment (>$1,000) of ~$10.6 billion global wholesale mattress market

Fastest-growing segment of U.S. market

Represented ~24% of U.S. mattress sales in 2004

TEMPURTM products provide greater overall comfort and better quality sleep

Temperature-sensitive and contours more naturally to the body

Recommended by more than 25,000 healthcare professionals

Business Strategy

Focus on Core Products

Focus on premium mattress and pillow franchise

Leverage vertically-integrated, proprietary manufacturing process

Continue to improve and expand product line (e.g., Euro & Original)

Further Penetrate Existing Channels

Drive new store growth of the U.S. and International Furniture & Bedding channels

Continue to increase slots per door

Continue penetration of the healthcare channel

Continue to Build Global Brand

Drive awareness of Tempur and Tempur-Pedic brands through targeted marketing and advertising campaigns

Direct response advertising generates over 3.6 billion consumer “impressions” per month in the U.S.

Investment to Support Growth

Expand manufacturing production capacity – Albuquerque facility on schedule to open 2Q06

Continued R&D investments to maintain innovation and market leadership

Augment management and employee base as growth dictates

Diversity Across Products

Mattresses

1H05 Sales: $284.9 million (68.6% of Total)

Queen Retail Price Point: $1,199 – $2,999

Pillows

1H05 Sales: $61.9 million (14.9% of Total)

Retail Price: $70 – $165

Adjustable Beds / Other

1H05 Sales: $68.2 million (16.4% of Total)

Retail Price:

– Adjustable Beds: $1,300 – $2,800

– Other: $35 – $150

Attractive Industry Growth Dynamics

Consumer demand for premium mattresses driven by:

Increased housing purchases, especially by the baby-boomer generation

Aging population with greater disposable income seeking health and sleep benefits

Increased awareness of the health benefits of a better quality mattress

Replacement cycles

Trajectory continued in 2004

Units increased 3.7%

Dollars increased 11.3%

U.S. Mattresses and Foundations

Units Shipped (000’s)

Dollar Value (mm’s)

Source: International Sleep Products Association, 2004Annual Report

Tempur-Pedic Addresses Fastest Growing Segment

U.S. market segments:

Over $1,000 24%

$500 – $1,000 41%

Under $500 35%

Tempur-Pedic’s addressable market: $3.6 billion

The premium market grew 36% in 2004

$5.6 Billion U.S. 2004 Market by Segment

Tempur-Pedic’s Addressable Market

Other

Source: International Sleep Products Association, 2004 Annual Report

Seasonality in U.S. Retail Furniture

Seasonally stronger quarters:

1Q: Pent-up demand from holiday season

3Q: Families move over the summer; pent-up demand from 2Q

Seasonally slower quarters:

2Q: Summer and outdoors activities

4Q: Holiday shopping, less focus on furniture

Sales Seasonality by Quarter

Baseline: 1Q (averages 25% of total)

2002-2004 Quarterly Average

Source: International Sleep Products Association, 2004 Annual Report

Robust Retail Channel Growth

Sales to established accounts increased 49% in 2004 – expect 30-35% in 2005

Average floor slots per store increased from 1.7 to 2.2 in 2004, up to 2.4 in 2Q05

Total doors targeted in U.S.: 10,000

Overall U.S. mattress market:

~$5.6 billion in 2004

U.S. Furniture Retail Net Sales / Store Count

($ in millions)

$86

New Mattress Introductions

The EuroBed by Tempur-Pedic™

Brought to U.S. following great performance in Europe

Striking design elements

Integrated two piece sleep system

The OriginalBed by Tempur-Pedic™

Significantly expands addressable market

Fills important price gap in premium category

Outstanding retailer reception at Las Vegas show

New Pillow Introductions

Domestic

The BodyPillow by Tempur-Pedic™

Supports stomach, hips, back and shoulders

International

September 2005 re-launch in Japan

New packaging and formulation

Follows successful futon roll-out

Cost Effective Advertising to Build Global Brand

Tempur-Pedic’s national advertising campaign drives over 3.6 billion consumer “impressions” per month

Television

Over 2.2 billion “impressions” per month

High profile events: The Apprentice, Oscar’s, Emmy’s, Grammy’s

Magazines

Over 756 million “impressions” per month

Radio

Over 581 million “impressions” per month

Includes national spots on such shows as: Bill O’Reilly, Westwood One, Dr. Laura Schlessinger, Dick Clark, Dr. Joy Browne and WOR with John Gambling

Newspapers

Over 74 million “impressions” per month

Continue to Build Global Brand

Clear, product-oriented advertising and credible consumer industry endorsement communicate the Tempur-Pedic proposition

Recommending Tempur-Pedic

Almost all of our customers have recommended Tempur-Pedic, with about two-thirds reporting that they recommended Tempur-Pedic one to five times.

42% of retail customers report that someone purchased a Tempur-Pedic mattress as a result of their recommendation.

Source: Independent survey commissioned by Tempur-Pedic

Financial Review

Dale Williams

SVP and Chief Financial Officer

Growing Net Sales and Profitability

Historical Net Sales

($ in millions)

43.4% CAGR

2000

2001

2002

2003

2004

1H05

Historical Operating Income(1)

($ in millions)

61.1% CAGR

2000

2001

2002

2003

2004

1H05

1. Includes $9.8 million in non-cash charges for the two months ended December 31, 2002 relating to the step-up in inventory as of November 1, 2002 relating to the Tempur acquisition. The year ended December 31, 2003 includes $4.1 million in compensation expense relating to stock option grants and acceleration. 2004 includes $5.4 million in compensation expense relating to stock option grants and acceleration and $0.9 million in fees related to secondary offering. 1H05 includes $1.4 million in compensation expense relating to stock option grants

Mattresses Key Growth Driver

New stores

Increasing slots per store

Strong acceptance of our high MSRP products

Successful direct marketing initiatives

53% growth in 1H05

Mattresses

($ in millions)

52.9% CAGR

2000

2001

2002

2003

2004

1H05

Growing Earnings

Pro-Forma EPS

2003

2004

49% EPS Growth

Pro-Forma EPS

($ in millions)

1H04

1H05

50% 1H EPS Growth

1 GAAP full-year EPS of $0.39 in 2003 and $0.73 in 2004 for an 87% GAAP full-year EPS growth

2 GAAP 1H EPS of $0.28 in 1H 2004 and $0.50 in 1H 2005 for a 79% GAAP 1H EPS growth

FY 2005 Guidance

Revenue range: $880 - $890 million

Pro-forma EPS range: $1.10 - $1.13

Confirmed July 21, 2005

The Company confirmed its Guidance on July 21, 2005 and notes that its expectations are based on information available at that time and are subject to changing conditions, many of which are outside the Company’s control. GAAP EPS includes amortization of stock-based compensation expense of $0.02.

Investment Highlights

Global brand recognition

Superior product offering

Favorable secular demand trends

Diversified business model

Track record of profitable growth

Supplemental Information

To further provide investors useful information, pro forma net income per share is presented and represents the Company’s GAAP net income per share before non-cash stock-based compensation expense of $0.01 and $0.03 for the year to date period ended June 30, 2005 and 2004, respectively, and $0.05 and $0.05 for the year ended December 31, 2004 and 2003, respectively. The Company has unearned non-cash stock-based compensation of $0.04 as of December 31, 2004 that will be recognized as expense in future periods. For the year ended December 31, 2004, GAAP net income per share includes $0.01 of secondary public offering expenses related to the registration and offering of the company’s common stock in the fourth quarter of 2004, while pro forma net income per share excludes these expenses. In addition to these pro forma adjustments, GAAP net income per share includes, and pro forma net income per share excludes, a loss on debt extinguishment totaling $0.03, net of tax, for the year to date period ended June 30, 2004 and the year ended December 31, 2004 relating to the Company’s redemption in January 2004 of $52.5 million aggregate principal amount of the outstanding 10-1/4% Senior Subordinated Notes due 2010 issued by its subsidiaries Tempur-Pedic, Inc. and Tempur Production USA, Inc. For the year ended December 31, 2003, GAAP net income per share includes, and pro forma net income per share excludes, transaction related expenses totaling $0.11, net of tax, relating to the write-off of deferred financing fees, original issue discount and prepayment penalties relating to the Company’s re-capitalization in August 2003, and these amounts are included in loss on debt extinguishment, net of tax.

The Company believes that excluding secondary offering expenses, non-cash stock-based compensation expense and loss on debt extinguishment provides a measure that is more representative of ongoing costs and therefore more comparable to the Company’s historical operations.

Reconciliation of Net Income per Share to Pro forma Net Income per Share

(Amounts are per Share)

Year Ended Year to Date

December 31, December 31, June 30, June 30,

2004 2003 2005 2004

GAAP Net Income per Share, Diluted $ 0.73 $ 0.39 $ 0.50 $ 0.28

Stock-based compensation expense $ 0.05 $ 0.05 $ 0.01 $ 0.03

Secondary public offering expenses $ 0.01 $ - $ - $ -

Loss on debt extinguishment and transaction expenses, net of tax $ 0.03 $ 0.11 $ - $ 0.03

Proforma Net Income per Share, Diluted $ 0.82 $ 0.55 $ 0.51 $ 0.34

1. Amounts presented represent the Company’s GAAP net income per share before non-cash stock-based compensation expense of $0.01 and $0.03 for the year to date periods ended June 30, 2005 and 2004, respectively, and $0.05 and $0.05 for the years ended December 31, 2004 and 2003, respectively.

2. Pro forma net income also excludes secondary public offering expenses and loss on debt extinguishment, net of tax.

The Company believes that excluding secondary offering expenses, non-cash stock compensation expenses and loss on debt extinguishment provides a measure that is more representative of ongoing costs and therefore more comparable to the Company’s historical operations.

Investor Presentation

August 2005